                                                                  Exhibit 10.36


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                            DATED 7TH FEBRUARY 1997

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                   HAVANT INTERNATIONAL HOLDINGS LIMITED (1)

                                      AND

                        HAVANT INTERNATIONAL LIMITED (2)

                                      AND

                           ADFLEX SOLUTIONS, INC. (3)

                                      AND

                          ADFLEX SOLUTIONS LIMITED (4)

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                     AGREEMENT TO SURRENDER A LEASE AND TO
                     RELEASE HAVANT INTERNATIONAL HOLDINGS
                     LIMITED, HAVANT INTERNATIONAL LIMITED,
                      ADFLEX SOLUTIONS LIMITED AND ADFLEX
                     SOLUTIONS, INC. FROM THEIR RESPECTIVE
                      OBLIGATIONS UNDER CERTAIN AGREEMENTS

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                               DIBB LUPTON ALSOP

                                 6 DOWGATE HILL
                                LONDON EC4R 2SS


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
THIS DEED IS MADE THE 7TH DAY OF FEBRUARY 1997

BETWEEN:-

(1) HAVANT INTERNATIONAL HOLDINGS LIMITED (COMPANY NUMBER 2986793) WHOSE REGISTERED OFFICE IS AT LANGSTONE ROAD, HAVANT, HAMPSHIRE PO9 1SA ("HIHL");

(2) HAVANT INTERNATIONAL LIMITED (COMPANY NUMBER 3134912) (FORMERLY KNOWN AS POLENE LIMITED) WHOSE REGISTERED OFFICE IS AT LANGSTONE ROAD, HAVANT, HAMPSHIRE PO9 1SA ("HIL");

(3) ADFLEX SOLUTIONS, INC., A DELAWARE CORPORATION WITH ITS PRINCIPAL OFFICE AT 2001 WEST CHANDLER BOULEVARD, CHANDLER, ARIZONA 85224, USA ("ASI");

(4) ADFLEX SOLUTIONS LIMITED (COMPANY NUMBER 2987114) (FORMERLY KNOWN AS HAVANT INTERNATIONAL LIMITED) WHOSE REGISTERED OFFICE IS AT VERITAS HOUSE, 125 FINSBURY PAVEMENT, LONDON EC2A 1NQ ("ASL").

WHEREAS:-

(A)  ASL is a wholly owned subsidiary of ASI.

(B)  HIHL is the ultimate parent company of HIL.

(C) Pursuant to the Asset Sale and Purchase Agreement, ASL sold and HIL purchased all the trade, business and assets of ASL which were not related exclusively to the flex and flexible circuits business then carried on by ASL.

(D) Pursuant to the Lease, HIL granted a lease to ASL in respect of certain premises at Langstone Road Havant Hampshire.

(E) Pursuant to the Share Sale and Purchase Agreement, HIHL sold and ASI purchased the entire issued share capital of ASL.

(F) Pursuant to the Deed of Tax Covenant, HIHL covenanted with ASI in relation to certain tax liabilities of ASL.

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(G)     Pursuant to the Services Agreement, HIL agreed to supply or perform (as the case may be) certain goods or services for the benefit of ASL.

(H) ASI and ASL are desirous that the terms of the Lease be varied upon the terms and subject to the conditions set out herein.

(I) In consideration of each of the parties entering into this Deed subject to hereinafter provided:-

        (i) ASI and ASL have each agreed to release and forever discharge HIHL and HIL from all liability arising prior to the date hereof under or in connection with, inter alia, the Asset Sale and Purchase Agreement, the Share Sale and Purchase Agreement and the Deed of Tax Convenant;

        (ii) HIHL and HIL have agreed to release and forever discharge ASI and ASL from all liability arising prior to the date hereof under or arising in connection with the Asset Sale and Purchase Agreement, the Share Sale and Purchase Agreement, the Deed of Tax Covenant and the Lease;

        (iii)   ASL and HIL have agreed to vary the terms of the Services
                Agreement

        upon the terms and subject to the conditions set out herein.


NOW THIS DEED WITNESSES as follows:

1       DEFINITIONS

        1.1     The Asset Sale and              The Agreement dated 3rd January
                Purchase Agreement:             1996 and made between (1) ASL
                                                and (2) HIL for the sale and
                                                purchase of the business and
                                                assets of ASL not related
                                                exclusively to ASL's flex and
                                                flexible circuits business

        1.2     The Completion Date:            90 days after the Vacancy Date


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1.3     The Confidentiality             An operating confidentiality
        Agreement:                      agreement dated 3rd January 1996
                                        made between (1) Adflex Solutions
                                        Limited and (2) Havant International
                                        Limited

1.4     The Debenture:                  The subordinated debenture dated
                                        7th January 1996 and made between
                                        (1) ASI and (2) HIHL for US$10,000,000
                                        (ten million US dollars)

1.5     Deed of Surrender and           A deed in the form of the draft annexed
        Release:                        hereto

1.6     The Deed of Tax                 The Deed dated 7th January 1996 and made
        Convenant:                      between (1) ASI and (2) HIHL relating,
                                        inter alia, to certain tax liabilities
                                        of ASL

1.7     The Equipment:                  All fixed line equipment in the Premises
                                        which belongs to ASL

1.8     The Intellectual                includes all patents, patent
        Property:                       applications, patent rights, utility
                                        models, trademarks, trademark
                                        registrations, trademark applications,
                                        licences, service mark registrations,
                                        business marks, trade names, brand
                                        names, all other names and slogans
                                        embodying business or product goodwill
                                        (or both) copyright registrations mask
                                        works, copyrights (including those in
                                        computer programs, software, including
                                        all source code and object codes,
                                        programming tools, drawings,
                                        specifications and data) design rights
                                        (whether registered
                                or unregistered) trade secrets,
                                technology, inventions, discoveries
                                and improvements, know-how
                                proprietary rights formulae,
                                processes, technical information,
                                confidential and proprietary
                                information and all other
                                intellectual property rights
                                whether or not subject to statutory
                                registration or protection and all
                                rights against third parties in
                                respect of any of the aforesaid
                                items including rights in the
                                nature of any of the aforesaid
                                items in any country rights in the
                                nature of unfair competition rights
                                and rights to sue for passing off


1.9  The Intellectual           an intellectual property assignment
     Property Assignment:       dated 8th January 1996 and made
                                between (1) Adflex Solutions
                                Limited and (2) Havant
                                International Limited


1.10 The Lease:                 A lease of premises at Langstone
                                Road Havant Hampshire dated 12th
                                January 1996 made between HIL and ASL


1.11 The Licence Agreement:     A licence agreement dated 8th
                                January 1996 and made between (1)
                                Adflex Solutions Limited and (2)
                                Havant International Limited


1.12 The Premises:              The premises comprised in the Lease

1.13 The Restoration            (Pound Sterling)449,400 together with
     Payment:                   Value Added Tax on such sum


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
1.14  The Restoration                   The Covenants on the part of the
      Obligations:                      part of ASL contained in clauses
                                        4.8, 4.9 and 4.10 of the Lease

1.15  The Services:                     As such term is defined in the
                                        Services Agreement

1.16  The Services Agreement:           The agreement for the supply be of
                                        performance of goods or services
                                        dated 7th January 1996 and made
                                        between (1) HIHL and (2) ASL

1.17  The Share Sale and                The agreement dated 7th January
      Purchase Agreement:               1996 and made between (1) ASI and
                                        (2) HIHL for the sale and purchase
                                        of the entire issued share capital
                                        of ASL

1.18  The Vacancy Date:                 means such date between 1st May
                                        1997 and 31st December 1997 as may
                                        be determined in accordance with
                                        the provisions of this agreement

1.19  Vacant Property Charge:           Subject to Clause 3.3 the sum of
                                        pounds sterling 1,471.50 per day
                                        (together with Value Added Tax on
                                        such sum) being pounds sterling 8.20
                                        per square foot per annum with ASL
                                        occupying 65,500 square feet

2       AGREEMENT FOR SURRENDER OF LEASE

        2.1 HIL and ASL each releases and forever discharges the other party from all and any liability arising prior to the date hereof (and all proceedings and actions relating thereto) under or in connection with the Lease.

        2.2  ASL will vacate the Premises by the Vacancy Date.

        2.3 ASL shall confirm in writing to HIL which date between 1st May 1997 and 31st December 1997 (both dates inclusive) ASL has selected as the Vacancy Date provided always that ASL shall give HIL not less than 90 days' notice in writing of such date.

        2.4 Subject to the provisions of Clause 2.1 until the Vacancy Date the terms of the Lease shall remain in full force and effect.

        2.5 On or before the Vacancy Date ASL shall remove from the Premises all chattels and equipment other than the Equipment and shall where necessary cap off and leave safe all services.

        2.6 On the Completion Date ASL will pay the Restoration Payment to HIL and will execute and deliver the Deed of Surrender and Release to HIL.

        2.7     2.7.1   As soon as practicable after the Vacancy Date HIL will
                        pack the Equipment at its own cost and using reasonable care ready for collection by ASL.

                2.7.2 ASL will pay all reasonable costs incurred in storing and transporting the Equipment from the Premises.

        2.8 HIL will accept the Restoration Payment in full satisfaction of the Restoration Obligations and on payment of the Restoration Payment HIL will execute and deliver a counterpart of the Deed of Surrender and Release to ASL.

3       CONTINUING OBLIGATIONS

        3.1 From and after the Vacancy Date ASL shall pay the Vacant Property Charge in respect of the Premises beginning on the first day of the month following the Vacancy Date and thereafter on the first day of each month thereafter for a period of 12 months.

        3.2 The obligation to pay the Vacant Property Charge shall continue notwithstanding the completion of the Deed of Surrender and Release.

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
        3.3 No Vacant Property Charge shall be payable in respect of any part of the Premises so long as that part is occupied by HIHL or one of its subsidiaries for the purpose of carrying on its own business or is let to, or occupied by, a third party but the Vacant Property Charge shall again be payable in respect of such part if it shall cease to be so occupied or let.

4.  DECLARATION

        Subject to the provisions of Clause 2.8 hereof, it ASL fails to make the Restoration Payment to HIL, HIL shall not be required to execute the Deed of Surrender and Release and the provisions contained in the Lease including the Restoration Obligations shall continue in full force and effect.

5.  RELEASE OF OBLIGATIONS

        In consideration of the respective rights and obligations of the parties under this Agreement:-

        5.1 subject to Clauses 5.3 and 6 HIL and HIHL hereby release and forever discharge ASL and ASI and ASL and ASI hereby release and forever discharge HIL and HIHL from in each case:-

            5.1.1 all and any liability arising prior to the date hereof (and all proceedings and actions relating thereto) under or in connection with:

                  5.1.1.1 the Asset Sale and Purchase Agreement; and

                  5.1.1.2 any document or agreement entered into by HIL or HIHL or (as the case my be) ASL or ASI in relation to the Asset Sale and Purchase Agreement;

            5.1.2 all and any undertakings, indemnities, agreements, covenants and obligations of or on the part of HIL or HIHL or (as the case may be) ASL or ASI that HIL or HIHL or (as the case may
                  be) ASL or ASI has arising under or in connection with:


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
                5.1.2.1 the Asset Sale and Purchase Agreement; and

                5.1.2.2 any document or agreement entered into by HIL or HIHL or (as the case may be) ASL or ASI in relation to the Asset Sale and Purchase Agreement;

     5.1.3 all and any liability arising in respect of any representations made in writing or orally by HIL or HIHL or ASL or ASI or by any of their respective directors, officers, employees, agents or advisers before or after the execution of the Asset Sale and Purchase Agreement in relation to the subject matter of the Asset Sale and Purchase Agreement other than in the case of any liability, proceedings and actions, undertakings, indemnities, agreements, covenants or obligations arising as a result of any act or representation of HIL or HIHL or (as the case may be) ASL or ASI or any of their respective directors, officers, employees, agents or advisers performed or made with fraudulent intent.

5.2 Subject to Clauses 5.3 and 6 HIHL and HIL hereby release and forever discharge ASI and ASL and ASI and ASL hereby release and forever discharge HIHL and HIL from in each case:-

     5.2.1 all and any liability arising prior to the date hereof (and any proceedings and actions relating thereto) under or in connection with:

           5.2.1.1 the Share Sale and Purchase Agreement;

           5.2.1.2 the Deed of Tax Covenant; and

           5.2.1.3 any document or agreement entered into by HIHL or HIL or (as the case may be) ASL or ASI in relation to the Share Sale and Purchase Agreement and/or the Deed of Tax Covenant;

     5.2.2 all and any undertakings, indemnities, agreements,
                covenants and obligations of or on the part of HIHL or HIL or (as the case may be) ASI or ASL that HIHL or HIL or (as the case may be) ASL or ASI has arising under or in connection with:

                5.2.2.1 the Share Sale and Purchase Agreement;

                5.2.2.2 the Deed of Tax Covenant; and

                5.2.2.3 any document or agreement entered into by HIHL or HIL or (as the case may be) ASL or ASI in relation to the Share Sale and Purchase Agreement and/or the Deed of Tax Covenant;

        5.2.3 all and any liability arising in respect of any representations made in writing or orally by HIHL or HIL or (as the case may be) ASL or ASI or by any of their respective directors, officers, employees, agents or advisers before or after the execution of the Share Sale and Purchase Agreement and/or the Deed of Tax Covenant in relation to the subject matter of the Share Sale and/or Purchase Agreement or the Deed of Tax Covenant

        other than in the case of any liability, proceedings and actions, undertakings, indemnities, agreements, covenants or obligations arising as a result of any act or representation of HIHL or HIL or (as the case may be) ASL or ASI or any of their respective directors, officers, employees, agents or advisers performed or made with fraudulent intent.

5.3     Nothing in this Agreement shall release:-

        5.3.1 HIHL from its undertakings to and covenants with ASI pursuant to Clauses 11.2(a), 11.3, 11.7 and 11.14 of the Share Sale and Purchase Agreement or from any of HIHL's obligations under such clauses;

        5.3.2 ASI from its undertakings to and covenants with HIHL pursuant to the Debenture or from any of ASI's obligations thereunder;

                5.3.3 ASI from its undertakings to and covenants with HIHL pursuant to Clauses 11.1, 11.4, 11.5, 11.6, 11.8, 11.9 and 13 of the Share Sale and Purchase Agreement or from any of ASI's obligations under the such clauses of the Share Sale and Purchase Agreement provided always that the guarantee obligations of ASI pursuant to Clause 13 of the Share Sale and Purchase Agreement shall only apply to those obligations of ASL which have been identified in Clauses 5.3.4, 5.3.5 and 5.3.6 hereof;

                5.3.4 ASL from its undertakings to and covenants with HIL pursuant to the Confidentiality Agreement and the Licence Agreement or from any of ASL's obligations thereunder;

                5.3.5 ASL from its undertakings to and covenants with HIL of further assurance pursuant to any and all assignments of Intellectual Property from ASL to HIL entered into in January 1996;

                5.3.6 ASL from its undertakings to and covenants with HIL pursuant to the Intellectual Property Assignment or from any of ASL's obligations thereunder.

6.      SERVICES

        ASL and HIL hereby agree and confirm that on and with effect from the Vacancy Date the Services Agreement shall terminate and be of no further effect to the intent and effect that HIL shall not be under any obligation to perform or continue to perform or supply or continue to supply (as appropriate) any Services to ASL on or after the Vacancy Date and ASL shall not be under any obligation to pay or continue to pay for any Services on or after the Vacancy Date.

7.      ASI'S GUARANTEE AND INDEMNITY

        7.1 In consideration of HIL executing this Deed ASI hereby unconditionally and irrevocably guarantees to HIL the due and punctual performance and observance by ASL of all its obligations, commitments, undertakings, warranties and covenants under or pursuant to this Deed and/or the Deed of Surrender and Release and agrees to indemnify HIL against all losses, damages, costs and expenses (including reasonable legal costs and expenses) which HIL may suffer through or arising from any breach by ASL of such obligations, commitments, warranties, undertakings or covenants. The liability of ASI as aforesaid shall not be released or diminished by any rearrangement or alteration of terms (whether of this deed or (as the case may be) the Deed of Surrender and Release or otherwise) or any forbearance, neglect or delay in seeking performance of the obligations hereby imposed or any granting of time for such performance.

    7.2 If and whenever ASL defaults for any reason whatsoever in the performance of any obligation or liability undertaken or expressed to be undertaken by it under or pursuant to this Deed or (as the case may be) the Deed of Surrender and Release, ASI shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the obligation or liability in regard to which such default has been made in the manner prescribed by this Deed or (as the case may be) the Deed of Surrender and Release and so that the same benefits shall be conferred on HIL as it would have received if such obligation or liability had been duly performed and satisfied by ASL. ASI hereby waives any rights which it may have to require HIL to proceed first against or claim payment from ASL to the intent that as between HIL and ASI the latter shall be liable as principal debtor as if it has entered all undertakings, agreements and other obligations jointly and severally with ASL.

    7.3 This guarantee and indemnity is to be a continuing security to HIL for all obligations, commitments, warranties, undertakings and covenants on the part of ASL under or pursuant to this Deed or (as the case may be) the Deed of Surrender and Release notwithstanding any settlement of account or other matter or thing whatsoever.

    7.4 This guarantee and indemnity is in addition to and without prejudice to and not in substitution for any rights or security which HIL may now or hereafter have or hold for the performance and observance of the obligations, commitments, undertakings, covenants and warranties of ASL under or in connection with this Deed or with the Deed of Surrender and Release.

    7.5 In the event of ASI having taken or taking any security from ASL in connection with this guarantee and indemnity, ASI hereby undertakes to hold the same in trust for HIL pending discharge in full of all ASI's obligations under this Deed and under the Deed of Surrender and Release. ASI shall not, after any claim has been made pursuant to this Clause 7, claim from ASL any sums which may be owing to it from ASL or have the benefit of any set-off or counterclaim or proof of debt against ASL or any composition or arrangement entered into by ASL with its creditors or any other payment by ASL to ASI until all sums owing to HIL in respect hereof shall have been paid in full.

     7.6 As a separate and independent stipulation, ASI agrees that any obligation expressed to be undertaken by ASL under this Deed or under the Deed of Surrender and Release (including, without limitation, any monies expressed to be payable under this Deed or under the Deed of Surrender and Release) which may not be enforceable against or recoverable from ASL by reason of any legal limitation, disability or incapacity or any other fact or circumstance shall nevertheless be enforceable against or recoverable from ASI as though the same has been incurred by ASI and ASI were sole or principal obligor in respect thereof and shall be performed or paid by ASI on demand.

8.  HIHL'S GUARANTEE AND INDEMNITY

    8.1 In consideration of ASL executing this Deed HIHL hereby unconditionally and irrevocably guarantees to ASL the due and punctual performance and observance by HIL of all its obligations, commitments, undertakings, warranties and covenants under or pursuant to this Deed and/or the Deed of Surrender and Release and agrees to indemnify ASL against all losses, damages, costs and expenses (including reasonable legal costs and expenses) which ASL may suffer through or arising from any breach by HIL of such obligations, commitments, warranties, undertakings or covenants. The liability of HIHL as aforesaid shall not be released or diminished by any rearrangement or alteration of terms (whether of this Deed or (as the case may be) the Deed of Surrender and Release or otherwise) or any forbearance, neglect or delay in seeking performance of the obligations hereby imposed or any granting of time for such performance.

8.2 If and whenever HIL defaults for any reason whatsoever in the performance of any obligation or liability undertaken or expressed to be undertaken by it under or pursuant to this Deed or (as the case may be) the Deed of Surrender and Release, HIHL shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the obligation or liability in regard to which such default has been made in the manner prescribed by this Deed or (as the case be) the Deed of Surrender and Release and so that the same benefits shall be conferred on ASL as it would have received if such obligation or liability had been duly performed and satisfied by HIL. HIHL hereby waives any rights which it may have to require ASL to proceed first against or claim payment from HIL to the intent that as between ASL and HIHL the latter shall be liable as principal debtor as if it has entered all undertakings, agreements and other obligations jointly and severally with HIL.

8.3 This guarantee and indemnity is to be a continuing security to ASL for all obligations, commitments, warranties, undertakings and covenants on the part of HIL under or pursuant to this Deed or (as the case may be) the Deed of Surrender and Release notwithstanding any settlement of account or other matter or thing whatsoever.

8.4 This guarantee and indemnity is in addition to and without prejudice to and not in substitution for any rights or security which ASL may now or hereafter have or hold for the performance and observance of the obligations, commitments, undertakings, covenants and warranties of HIL under or in connection with this Deed or with the Deed of Surrender and Release.

8.5  In the event of HIHL having taken or taking any security from HIL

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
                in connection with this guarantee and indemnity, HIHL hereby undertakes to hold the same in trust for ASL pending discharge in full of all HIHL's obligations under this Deed and under the Deed of Surrender and Release. HIL shall not, after any claim has been made pursuant to this Clause 8, claim from HIL any sums which may be owing to it from HIL or have the benefit of any set-off or counterclaim or proof of debt against HIL or any composition or arrangement entered into by HIL with its creditors or any other payment by HIL to HIHL until all sums owing to ASL in respect hereof shall have been paid in full.

        8.6 As a separate and independent stipulation, HIHL agrees that any obligation expressed to be undertaken by HIL under this Deed or the Deed of Surrender and Release (including, without limitation, any monies expressed to be payable under this Deed or under the Deed of Surrender and Release) which may not be enforceable against or recoverable from HIL by reason of any legal limitation, disability or incapacity or any other fact or circumstance shall nevertheless be enforceable against or recoverable from HIHL as though the same has been incurred by HIHL and HIHL were sole or principal obligor in respect thereof and shall be performed or paid by HIHL on demand.

9       SAVING

        Save as expressly provided by this Deed, the Asset Sale and Purchase Agreement, the Share Sale and Purchase Agreement, the Deed of Tax Covenant and each of the other aforementioned documents shall remain in full force and effect.

10      NOTICES

        Any notice to be given pursuant to the terms of this Agreement must be given in writing to the party due to receive such notice in the case of HIHL, HIL and ASL at their respective registered offices from time to time and in the case of ASI at its address set out in this Agreement or such other address as may have been notified for the purpose to the other parties in accordance with this clause. Notice shall be delivered personally or sent by first class pre-paid recorded delivery or

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

         registered post (air mail if overseas) or by facsimile transmission and shall be deemed to be given in the case of delivery on delivery and in the case of posting (in the absence of evidence of earlier receipt) within 48 hours after posting (6 days if sent by air mail) and in the case of facsimile transmission on completion of the transmission.

11      COUNTERPARTS

         This Agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

12      GOVERNING LAW

        12.1 This Agreement shall be governed by and construed in accordance with the laws of England.

        12.2 The parties hereby submit to the exclusive jurisdiction and venue of the High Court of Justice in England in relation to any claim dispute or difference which may arise hereunder and hereby agree for the purpose of Order 10 Rule 3 of the Rules of The Supreme Court of England (or any modification or re-enactment thereof) and any legal proceedings in any other jurisdiction that any process may be served on any of them by leaving a copy thereof or by posting a copy thereof in the case of HIHL, HIL and ASL addressed to their respective offices as provided for in Clause 10, 5 and in the case of ASI to the address provided for in Clause 12.3, 7.3.

        12.3 ASI's address for service of English High Court Proceedings shall be Veritas House, 125 Finsbury Pavement, London EC2A 1NQ or such other address within London England as ASI may have notified to the other parties in accordance with the provisions of Clause 9.

IN WITNESS WHEREOF THIS DEED HAS BEEN EXECUTED THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                    ANNEXURE


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                            DATED              1996

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                   HAVANT INTERNATIONAL HOLDINGS LIMITED (1)

                                      AND

                        HAVANT INTERNATIONAL LIMITED (2)

                                      AND

                           ADFLEX SOLUTIONS, INC. (3)

                                      AND

                          ADFLEX SOLUTIONS LIMITED (4)

             -----------------------------------------------------


             -----------------------------------------------------

                         DEED OF SURRENDER AND RELEASE

             -----------------------------------------------------


             -----------------------------------------------------

                               DIBB LUPTON ALSOP

                                 6 DOWGATE HILL
                                LONDON EC4F 2SS

                         Ref: 00-876I.718/WPD/16.12.96

             -----------------------------------------------------

THIS DEED IS made the        day of                 1996

BETWEEN:-

(1) HAVANT INTERNATIONAL HOLDINGS LIMITED (company number 2986793) whose registered office is at Langstone Road, Havant, Hampshire PO9 1SA ("HIHL");

(2) HAVANT INTERNATIONAL LIMITED (company number 3134912) (formerly known as Polene Limited) whose registered office is at Langstone Road, Havant, Hampshire PO9 1SA ("HIL");

(3) ADFLEX SOLUTIONS, INC., a Delaware corporation with its principal office at 2001 West Chandler Boulevard, Chandler, Arizona 85224, USA ("ASI");

(4) ADFLEX SOLUTIONS LIMITED (company number 2987114) (formerly known as Havant International Limited) whose registered office is at Veritas House, 125 Finsbury Pavement, London EC2A 1NQ ("ASL").

WHEREAS:-

(A) ASL is a wholly owned subsidiary of ASI.

(B) HIHL is the ultimate parent company of HIL.

(C) Pursuant to the Asset Sale and Purchase Agreement, ASL sold and HIL purchased all the trade, business and assets of ASL which were not related exclusively to the flex and flexible circuits business then carried on by ASL.

(D) Pursuant to the Lease, HIL granted a lease to ASL in respect of certain premises at Langstone Road Havant Hampshire.

(E) The reversion immediately expectant on the term of years granted by the Lease remains vested in HIL and the residue of the term of years granted by the Lease remains vested in ASL.

(F) Pursuant to the Share Sale and Purchase Agreement, HIHL sold and ASI purchased the entire issued share capital of ASL.

(G) Pursuant to the Deed of Tax Covenant, HIHL covenanted with ASI in relation to certain tax liabilities of ASL.

(H) ASL and HIL have agreed to terminate the Lease and ASL has agreed to surrender its estate and interest in the Premises to HIL upon the terms and subject to the conditions set out herein.

(I) Each of the parties hereto have agreed to release and forever discharge the other parties from their respective obligations under or in connection with, inter alia, the Asset Sale and Purchase Agreement, the Share Sale and Purchase Agreement and the Deed of Tax Covenant upon the terms and subject to the conditions set out herein.

     1.1  The Agreement to              The Agreement dated      November
          Surrender and Release         1996 made between (1) HIHL (2) HIL
                                        (3) ASI and (4) ASL

     1.2  The Asset Sale and            The Agreement dated 3rd January 1996
          Purchase Agreement:           and made between (1) ASL and (2) HIL
                                        for the sale and purchase of the
                                        business and assets of ASL not related
                                        exclusively to ASL's flex and flexible
                                        circuits business.

     1.3  The Confidentiality           An operating confidentiality
          Agreement:                    agreement dated 3rd January 1996 and
                                        made between (1) Adlfex Solutions
                                        Limited and (2) Havant International
                                        Limited

     1.4  The Deed of Tax               The Deed dated 7th January 1996 and
          Covenant:                     made between (1) ASI and (2) HIHL
                                        relating, inter alia, to certain tax
                                        liabilities of ASL

1.5 The Intellectual            includes all patents, patent applications,
    Property:                   patent rights, utility models, trademarks,
                                trademark registrations, trademark applications, licences, service mark registrations, business marks, trade names, brand names, all other names and slogans embodying business or product goodwill (or both) copyright registrations mask works, copyrights (including those in computer programs, software, including all source code and object codes, programming tools, drawings, specifications and data) design rights (whether registered or unregistered) trade secrets, technology, inventions, discoveries and improvements, know-how proprietary rights formulae, processes, technical information, confidential and proprietary information and all other intellectual property rights whether or not subject to statutory registration or protection and all rights against third parties in respect of any of the aforesaid items including rights in the nature of any of the aforesaid items in any country rights in the nature of unfair competition rights and rights to sue for passing off

1.6 The Lease:                  A lease of premises at Langstone Road Havant
                                Hampshire dated 12th January 1996 made between
                                HIL and ASL

    1.7  The License Agreement:   A license agreement dated 8th January 1996 and
                                  made between (1) Adflex Solutions Limited and
                                  (2) Havant International Limited

    1.8  The Premises:            The premises comprised in the Lease

    1.9  The Share Sale and       The agreement dated 7th January 1996 and made
         Purchase Agreement:      between (1) ASI and (2) HIHL for the sale and
                                  purchase of the entire issued share capital of ASL

2  SURRENDER AND ACCEPTANCE

    2.1 ASL with full title guarantee surrenders and yields up and releases to HIL all its estate interest and right in the Premises to the intent that the residue of the term of years granted by the Lease and all other right estate or interest of ASL in the Premises shall merge and be extinguished in the reversion immediately expectant on the term of years granted by the Lease.

    2.2 In consideration of the release hereinafter contained HIL accepts the surrender.

3  RELEASE OF OBLIGATIONS

    3.1 Without prejudice to any antecedent breach of the Lease occurring after the date of the Agreement to Surrender and Release but prior to the date hereof HIL and ASL each releases the other party from all obligations contained in and all present or future liabilities whatever under the Lease and all damages actions proceedings costs claims demands and expenses arising from such obligations and liabilities.

    3.2 Subject to Clause 3.4 HIL and HIHL hereby release and discharge ASL and ASI and ASL and ASI hereby release and forever discharge HIL and HIHL from in each case:-

     3.2.1 all and any liability, proceedings and actions (in each case actual or contingent) arising under or in connection with:

            3.2.1.1 the Asset Sale and Purchase Agreement; and

            3.2.1.2 any document or agreement entered into by HIL or HIHL or (as the case may be) ASL or ASI in relation to the Asset Sale and Purchase Agreement;

     3.2.2 all and any undertakings, indemnities, agreements, covenants and obligations of or on the part of HIL or HIHL or (as the case may be) ASL or ASI that HIL or HIHL or (as the case may be) ASL or ASI has now or may at any time hereafter have arising under or in connection with:

            3.2.2.1  the Asset Sale and Purchase Agreement; and

            3.2.2.2 any document or agreement entered into by HIL or HIHL or (as the case may be) ASL or ASI in relation to the Asset Sale and Purchase Agreement;

     3.2.3 all and any liability arising in respect of any representations made in writing or orally by HIL or HIHL or (as the case may be) ASL or ASI or by any of their respective directors, officers, employees, agents or advisers before or after the execution of the Asset Sale and Purchase Agreement in relation to the subject matter of the Asset Sale and Purchase Agreement other than in the case of any liability, proceedings and actions, undertakings, indemnities, agreements, covenants or obligations arising as a result of any act or representation of HIL or HIL or (as the case may be) ASI or ASL or any of their respective directors, officers, employees, agents or advisers performed or made with fraudulent intent.

3.3 Subject to Clause 3.4 HIHL and HIL hereby release and forever discharge ASI and ASL and ASI and ASL hereby release and forever discharge HIHL and HIL from in each case:-

        3.3.1 all and any liability, proceedings and actions (in each case actual or contingent) under or in connection with:

               3.3.1.1  the Share Sale and Purchase Agreement;

               3.3.1.2  the Deed of Tax Covenant; and

               3.3.1.3 any document or agreement entered into by HIHL or HIL or (as the case may be) ASL or ASI in relation to the Share Sale and Purchase Agreement and/or the Deed of Tax Covenant;

        3.3.2 all and any undertakings, indemnities, agreements, covenants and obligations of or on the part of HIHL or HIL or (as the case may be) ASL or ASI that HIHL or HIL or (as the case may be) ASI or ASL has now or may at any time hereafter have arising under or in connection with:

               3.3.2.1  the Share Sale and Purchase Agreement;

               3.3.2.2  the Deed of Tax Covenant; and

               3.3.2.3 any document or agreement entered into by HIHL or HIL or (as the case may be) ASI or ASL in relation to the Share Sale and Purchase Agreement and/or the Deed of Tax Covenant;

        3.3.3 all and any liability arising in respect of any representations made in writing or orally by HIHL or HIL or (as the case may be) ASL or ASI or by any of their respective directors, officers, employees, agents or advisers before or after the execution of the Share Sale and Purchase Agreement and/or the Deed of Tax Covenant in relation to the subject matter of the Share Sale and/or Purchase Agreement or the Deed of Tax Covenant

        other than in the case of any liability, proceedings and actions, undertakings, indemnities, agreements, covenants or obligations arising as a result of any act or representation of HIHL or HIL or

        (as the case may be) ASI or ASL or any of their respective directors, officers, employees, agents or advisers performed or made with fraudulent intent.

3.4     Nothing herein shall release:

        3.4.1 HIHL from its undertakings to and covenants with ASI pursuant to Clauses 11.2(a), 11.3, 11.7 and 11.14 of the Share Sale and Purchase Agreement or from any of HIHL's obligation under such clauses of the Share Sale and Purchase Agreement:

        3.4.2 release ASI from its undertakings to and covenants with HIHL pursuant to the Debenture or from any of ASI's obligations thereunder

        3.4.3 release ASI from its undertakings to or covenants with HIHL pursuant to Clauses 11.1, 11.4, 11.5, 11.6, 11.8, 11.9 and 13 of
               the Share Sale and Purchase Agreement or from any of ASI's obligations under such clauses of the Share Sale and Purchase Agreement provided always that the guarantee obligations of ASI pursuant to Clause 13 of the Share Sale and Purchase Agreement shall only apply to those obligations of ASL which have been identified in Clauses 3.4.4, 3.4.5 and 3.4.6 hereof;

        3.4.4 ASL from its undertakings to and covenants with HIL pursuant to the Confidentiality Agreement and the Licence Agreement or from any of ASL's obligations thereunder;

        3.4.5 ASL from its undertakings to and covenants with HIL of further assurance pursuant to any and all assignments of Intellectual Property from ASL to HIL entered into in January 1996;

        3.4.6 ASL from its undertakings to and covenants with HIL pursuant to the Intellectual Property Assignment or from any of ASL's obligations thereunder.

4  SAVING

   Save as expressly provided by this Deed, the Asset Sale and Purchase Agreement, the Share Sale and Purchase Agreement, the Deed of Tax Covenant and each of the other aforementioned documents shall remain in full force and effect.


5  NOTICES

   Any notice to be given pursuant to the terms of this Agreement must be given in writing to the party due to receive such notice in the case of HIHL, HIL and ASL at their respective registered offices from time to time and in the case of ASI at its address set out in this Agreement for such other address as may have been notified for the purpose to the other parties in accordance with this clause. Notice shall be delivered personally or sent by first class pre-paid recorded delivery or registered post (air mail if overseas) or by facsimile transmission and shall be deemed to be given in the case of delivery on delivery and in the case of posting (in the absence of evidence of earlier receipt) within 48 hours after posting (6 days if sent by air mail) and in the case of facsimile transmission on completion of the transmission.

6  COUNTERPARTS

   This Agreement may be exercised in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

7  GOVERNING LAW

   7.1 This Agreement shall be governed by and construed in accordance with the laws of England.

   7.2 The parties hereby submit to the exclusive jurisdiction and venue of the High Court of Justice in England in relation to any claim dispute or difference which may arise hereunder and hereby agree for the purpose of Order 10 Rule 3 of the Rules of The Supreme Court of England (or any modification or re-enactment thereof) and any legal proceedings in any other jurisdiction that any process may be served on any of them by leaving a copy thereof or by posting a copy thereof in the case of HIHL, HIL and ASL addressed to their respective offices as provided for in Clause 10, 5 and in the case of ASI to the address provided for in Clause 12.3, 7.3.

        7.3 ASI's address for service of English High Court Proceedings shall be Veritas House, 125 Finsbury Pavement, London EC2A 1NQ or such other address within London England as ASI may have notified to the other parties in accordance with the provisions of Clause 9.

IN WITNESS whereof, this Deed has been executed the day and year first above written.

EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by HAVANT INTERNATIONAL    )
HOLDINGS LIMITED in the         )
presence of:-


                                Director


                                Director/Secretary



EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by HAVANT INTERNATIONAL    )
LIMITED in the presence of:-    )


                                Director


                                Director/Secretary



EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by ADFLEX SOLUTIONS,       )
INC. in the presence of:-       )

EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by ADFLEX SOLUTIONS        )
LIMITED in the presence of:-    )


                                Director


                                Director/Secretary

EXECUTED (but not delivered   )
until the date hereof) as a   )
deed by HAVANT INTERNATIONAL  )
HOLDINGS LIMITED in the       )
presence of:-                 )

                              Director

                              Director/Secretary

EXECUTED (but not delivered   )
until the date hereof) as a   )
deed by HAVANT INTERNATIONAL  )
LIMITED in the presence of:-  )

                              Director

                              Director/Secretary

EXECUTED (but not delivered   )
until the date hereof) as a   )
deed by ADFLEX SOLUTIONS      ) /s/ Rolando C. Esteverena
INC. in the presence of:-     )

EXECUTED (but not delivered   )
until the date hereof) as a   )
deed by ADFLEX SOLUTIONS      )
INC. in the presence of:-     )



                              /s/ Rolando C. Esteverena
                              Director

                              /s/ Donald J. Guiney
                              Director/Secretary

EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by HAVANT INTERNATIONAL    )
HOLDINGS LIMITED in the         )
presence of:-                   )


                                Director  /s/ William K. Wilkie

                                Director/Secretary  /s/ Derek Holt


EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by HAVANT INTERNATIONAL    )
LIMITED in the presence of:-    )


                                Director  /s/ William K. Wilkie

                                Director/Secretary  /s/ Derek Holt


EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by ADFLEX SOLUTIONS,       )
INC. in the presence of:-       )


EXECUTED (but not delivered     )
until the date hereof) as a     )
deed by ADFLEX SOLUTIONS,       )
LIMITED in the presence of:-    )


                                Director

                                Director/Secretary

                              [XYRATEX LETTERHEAD]



                                                20th February 1997.

ADFlex Solutions Inc.,
2001 West Chandler Boulevard
Chandler
Arizona 85224
U.S.A.


                               DEED OF INDEMNITY

We refer to the Agreement dated 3rd January 1996 between Havant International Limited (now renamed ADFlex Solutions Limited) ("ADFlex") and Polene Limited (now renamed Havant International Limited ("HIL") relating to the sale of part of the business and assets of ADFlex ("the Assets Sale Agreement") and the obligation of HIL to discharge the Corporation Tax liability of ADFlex in respect of the year ended 30th November 1995.

To secure the performance by HIL of the aforesaid obligation, Midland Bank provided a guarantee to ADFlex Solutions, Inc. dated 7th January 1996 which expired on the 31st December 1996.

Notwithstanding:-

(i) the terms of the Agreement to Surrender and Release between Havant International Holdings Limited ("HIHL"), HIL, ADFlex Solutions, Inc. ("ASI") and ADFlex dated 7th February 1997 ("the Agreement to Surrender");

(ii) the terms of the Deed of Surrender and Release to be made between HIHL, HIL, ASI and ADFlex included as an agreed form document within the Agreement to Surrender; and

(iii)   the expiry of such bank guarantee,

HIL hereby confirms that it remains liable to discharge the Corporation Tax liability of ADFlex in respect of the year ended 30th November 1995 to the extent that the same has not been discharged and hereby agrees to indemnify and hold ADFlex harmless against all losses, costs, expenses, liabilities, actions, claims, demands and proceedings suffered or incurred by ADFlex as a result of the failure by HIL to fully comply with such obligations.

All the provisions of the Asset Sale Agreement and the Deed of Tax Covenant dated 7th January 1996 between ASI and HIHL relevant to the enforcement of such liability shall remain in force and shall apply to this Deed of Indemnity mutatis mutandis as if the same were repeated and set out herein.

                              [XYRATEX LETTERHEAD]


IN WITNESS whereof this document which is intended to take effect as a Deed has been duly executed the day and year first above written.



THE CORPORATE SEAL of HAVANT            )
INTERNATIONAL LIMITED was               )
hereunto affixed in the presence of:-   )


                                Director  /s/ William K. Wilkie
                                         ----------------------
                      Director/Secretary /s/ Derek Holt
                                         ----------------------